Commitments and Contingencies	12 Months Ended
Jun. 30, 2018
Other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND GUARANTEES

	US dollar
Figures in million	2018	2017

Capital expenditure commitments

Contracts for capital expenditure	16	12
Share of joint venture's contract for capital expenditure	4	16
Authorised by the directors but not contracted for	124	60

Total capital commitments	144	88

Contractual obligations in respect of mineral tenement leases amount to US$4.3 million (2017: US$13.0 million). This includes         US$4.2 million (2017: US$12.7 million) for the MMJV.

	US dollar
Figures in million	2018	2017

Guarantees

Guarantees and suretyships	10	1
Environmental guarantees[1]	35	37

Total guarantees	45	38

1 At 30 June 2018, US$5.4 million (2017: US$4.7 million) has been pledged as collateral for environmental guarantees in favour of certain financial institutions. Refer to note 17.
CONTINGENT LIABILITIES

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS
Contingencies will only realise when one or more future events occur or fail to occur. The exercise of significant judgement and estimates of the outcome of future events are required during the assessment of the impact of such contingencies.
Litigation and other judicial proceedings as a rule raise difficult and complex legal issues and are subject to uncertainties and complexities including, but not limited to, the facts and circumstances of each particular case, issues regarding the jurisdiction in which the suit is brought and differences in applicable law. Upon resolution of any pending legal matter, the group may be forced to incur charges in excess of the presently established provisions and related insurance coverage. It is possible that the financial position, results of operations or cash flows of the group could be materially affected by the outcome of the litigation.

36	COMMITMENTS AND CONTINGENCIES continued
CONTINGENT LIABILITIES continued
The following contingent liabilities have been identified:

(a)
On 1 December 2008, Harmony issued 3 364 675 Harmony shares to Rio Tinto Limited (Rio Tinto) for the purchase of Rio Tinto’s rights to the royalty agreement entered into prior to our acquisition of the Wafi deposits in PNG. The shares were valued at US$23 million on the transaction date. An additional US$10 million in cash will be payable when the decision to mine is made. Of this amount, Harmony is responsible for paying the first US$6 million, with the balance of US$4 million being borne equally by the joint operators.

(b)
The group may have a potential exposure to rehabilitate groundwater and radiation that may exist where the group has and/or continues to operate. The group has initiated analytical assessments to identify, quantify and mitigate impacts if and when (or as and where) they arise. Numerous scientific, technical and legal studies are underway to assist in determining the magnitude of the contamination and to find sustainable remediation solutions. The group has instituted processes to reduce future potential seepage and it has been demonstrated that Monitored Natural Attenuation (MNA) by the existing environment will contribute to improvement in some instances. Water treatment facilities were successfully implemented at both Doornkop and Kusasalethu. These facilities are now assisting in reducing our dependency on Rand Water and will be key in managing any post closure decant should it arise.

In terms of Free State operations, Harmony has taken the initiative to develop a comprehensive regional closure plan which will ensure that there is sufficient water for our organic growth initiatives. The geohydrological studies confirm that there is no risk of decant in Welkom.

Should the group determine that any part of these contingencies require them being recorded and accounted for as liabilities, that is where they become estimable and probable, it could have a material impact on the financial statements of the group.

(c)
Due to the interconnected nature of mining operations in South Africa, any proposed solution for potential flooding and potential decant risk posed by deep groundwater needs to be a combined one, supported by all the mines located in these goldfields. As a result, the Department of Mineral Resource and affected mining companies are involved in the development of a regional mine closure strategy. Harmony operations have conducted a number of specialist studies and the risk of surface decant due to rising groundwater levels has been obviated at the entire Free State region and Kalgold. Therefore, there is no contingency arising from these operations. Additional studies have been commissioned at Doornkop and Kusasalethu. In view of the limitation of current information for accurate estimation of a liability, no reliable estimate can be made for these operations.

(d)
The individual Harmony mining operations have applied for the respective National Water Act, Section 21 Water Use Licenses (WUL) to the Department of Water and Sanitation (DWS). As part of the Water Use License Application (WULA) process for the respective operations, Harmony has requested certain exemptions (relevant to the respective mining operations) from GNR 704 of 4 June 1999, “Regulations on the use of water for mining and related activities aimed at the protection of water resources”. The respective WULA’s have subsequently not yet been approved by DWS. Two Water Use Licences have been issued by DWS for Kalgold and Kusasalethu, with neither licence having any material impact to the operation. The remaining WULA’s have not yet been approved by DWS. The WUL conditions for the respective operations are subsequently not yet known and the subsequent potential water resource impact liability as part of the mine rehabilitation and closure process (to which DWS is an important participant and decision maker) is uncertain. The existing WUL for Moab Khotsong, which was recently acquired by Harmony, has already been approved by the DWS. The transferral of the licence and its conditions to Harmony is currently being processed.

(e)
In terms of the sale agreements entered into with Rand Uranium, Harmony retained financial exposure relating to environmental disturbances and degradation caused by it before the effective date, in excess of US$5.1 million of potential claims. Rand Uranium is therefore liable for all claims up to US$5.1 million and retains legal liability. The likelihood of potential claims cannot be determined presently and no provision for any liability has been made in the financial statements.

(f)
Legal proceedings commenced in December 2010 against the Hidden Valley mine in PNG over alleged damage to the Watut River (which runs adjacent to the Hidden Valley mine), alleged to have been caused by waste rock and overburden run-off from the mine. The damages sought by the plaintiffs were not specified. The defendants intend to defend the claims. No active steps have been taken by the plaintiffs in this proceeding for more than five years. It is not practicable to make any reasonable assessment of the prospects of the plaintiffs succeeding should they proceed with these claims, nor the potential liability of the defendants if the plaintiffs were to succeed. As a result, no provision has been recognised in the financial statements for this matter.